Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adrianne B. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that the Annual Report on Form 10-K of Bed Bath & Beyond, Inc. for the year ended December 31, 2025 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Bed Bath & Beyond, Inc.

Date:	February 24, 2026	/s/ ADRIANNE B. LEE
Adrianne B. Lee
President and Chief Financial Officer
(Principal Financial Officer)